Exhibit 10.3

VICTORY CAPITAL HOLDINGS, INC.

2018 EMPLOYEE STOCK PURCHASE PLAN

1.                                      GENERAL; PURPOSE.

(a)                                 The Plan provides a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase shares of Common Stock.  The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan.

(b)                                 The Company, by means of the Plan, seeks to retain the services of its Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

(c)                                  The Company intends (but makes no undertaking or representation to maintain) the Plan to qualify as an Employee Stock Purchase Plan. The provisions of the Plan, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. In addition, under the Plan, the Company may make separate Offerings which vary in terms (provided that such terms are not inconsistent with the provisions of the Plan or the requirements of an Employee Stock Purchase Plan), and the Company will designate which Designated Companies will participate in each separate Offering.

2.                                      ADMINISTRATION.

(a)                                 The Committee will administer the Plan.

(b)                                 The Committee will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)                                     To determine how and when Purchase Rights will be granted and the terms and conditions of each Offering (which need not be identical);

(ii)                                  To designate from time to time which Related Corporations of the Company will be eligible to participate in the Plan as Designated Companies, which Related Corporations may be excluded from participation in the Plan, and which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings);

(iii)                               To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration.  The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective;

(iv)                              To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

(v)                                 To suspend or terminate the Plan at any time as provided in Section 11(b) below;

(vi)                              To amend the Plan at any time as provided in Section 11(a) below;

(vii)                           Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan; and

(viii)                        To adopt such procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States.

(c)                                  The Committee may, in its sole discretion, designate Employees and professional advisors to assist it in the administration of the Plan and (to the extent permitted by applicable laws, rules and regulations) may grant authority to Employees to execute agreements or other documents on behalf of the Committee relating to the Plan.  The Committee may, in its sole discretion, employ legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.  Expenses incurred in the engagement of any such counsel, consultant or agent will be paid by the Company.  Neither the Board, the Committee, any Employee to whom authority has been delegated pursuant to this Section 2(c), nor any current or former Director, will be liable for any action or determination made in good faith with respect to the Plan, and to the maximum extent permitted by applicable laws, rules and regulations, no current or former Director or Employee to whom authority has been delegated pursuant to this Section 2(c) will be liable for any action or determination made in good faith with respect to the Plan.

(d)                                 All determinations, interpretations and constructions made by the Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.                                      SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

(a)                                 Subject to the provisions of Section 10(a) below relating to Changes in Capitalization, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 350,388 shares of Common Stock.

(b)                                 If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c)                                  The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4.                                      GRANT OF PURCHASE RIGHTS; OFFERING.

(a)                                 The Committee may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Committee.  Each Offering will be in such form and will contain such terms and conditions as the Committee will deem appropriate, and will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges.  The terms and conditions of an Offering will be incorporated by reference into the Plan and treated as part of the Plan.  The terms and conditions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b)                                 If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

5.                                      ELIGIBILITY.

(a)                                 Purchase Rights may be granted only to Employees of the Company or, as the Committee may designate in accordance with Section 2(b), to Employees of a Related Corporation.  An Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or a Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Committee may require, but in no event will the required period of continuous employment be equal to or greater than two years.  In addition, the Committee may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation, as applicable, is more than 20 hours per week and more than five months per calendar year or such other criteria as the Committee may determine consistent with Section 423 of the Code, unless such exclusion from eligibility is prohibited by applicable laws or regulations.

(b)                                 No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation.  For purposes of this Section 5(b), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(c)                                  As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not

permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(d)                                 Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan.  Notwithstanding the foregoing, the Committee may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate, unless such exclusion from eligibility is prohibited by applicable laws or regulations.

6.                                      PURCHASE RIGHTS; PURCHASE PRICE.

(a)                                 On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Committee, but in either case not exceeding five percent (5%) of such Employee’s earnings (which, except as otherwise defined by the Committee in an Offering, shall mean an Employee’s base pay) during the period that begins on the Offering Date (or such later date as the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b)                                 The Committee will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c)                                  In connection with each Offering made under the Plan, the Committee may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering.  If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Committee action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.

(d)                                 Subject to such other limitations determined by the Committee, the purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than an amount equal to 95% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7.                                      PARTICIPATION; WITHDRAWAL; TERMINATION.

(a)                                 An Eligible Employee who chooses to become a Participant must, unless otherwise required under applicable laws or regulations, elect to authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company.  Except as may otherwise be determined by the Committee, a Participant’s completion of an enrollment form with respect to any Offering will enroll such Participant in the Plan for each subsequent Offering on the terms contained therein until the Participant either submits a new enrollment form, withdraws from participation under the Plan as provided in Section 7(b) hereof, or otherwise becomes ineligible to participate in the Plan.  The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Committee.  Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable laws or regulations require that Contributions be deposited with a third party or otherwise be segregated.  If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering).  If permitted in the Offering, a Participant may thereafter reduce (including to zero) his or her Contributions by completing and delivering a new enrollment form to the Company within the time specified in the Offering.  If required under applicable laws or regulations, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through a payment by cash, check or wire transfer prior to a Purchase Date, in a manner directed by the Company.

(b)                                 During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company.  The Company may impose a deadline before a Purchase Date for withdrawing.  Upon Participant’s timely withdrawal in accordance with the deadline imposed by the Company, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute to such Participant all of his or her accumulated but unused Contributions as soon as practicable thereafter.  A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c)                                  Unless otherwise required by applicable laws or regulations, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate.  The Company will distribute to such individual all of his or her accumulated but unused Contributions as soon as practicable thereafter.

(d)                                 During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant.  Purchase Rights are not transferable by a Participant, except by will, or by the laws of descent and distribution.  If a Participant dies, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant.

(e)                                  Unless otherwise specified in the Offering or required by applicable law, the Company will have no obligation to pay interest on Contributions.

8.                                      EXERCISE OF PURCHASE RIGHTS.

(a)                                 On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering.  No fractional shares will be issued unless specifically provided for in the Offering.

(b)                                 If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock (whether as a result of the application of purchase limits or otherwise) and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such Offering, in which case such amount will be distributed to such Participant after the final Purchase Date, without interest.  If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by applicable law).

(c)                                  No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities and other laws applicable to the Plan.  If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 6 months from the Offering Date.  If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all applicable laws or regulations, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest, unless otherwise required by applicable laws or regulations.

(d)                                 The Committee may, in its discretion, establish a holding period for any shares of Common Stock purchased in a particular Offering unless such holding period is prohibited by applicable laws or regulations.  The holding period, if any, will commence on the Purchase Date and will not exceed six months; provided that the holding period, if any, with respect to any Participant will end automatically if either (i) the Participant is no longer an Employee, or (ii) a Change in Control occurs.  During such holding period, the holder of the shares of Common Stock will not be permitted to sell such shares and the shares will be designated with an applicable resale restriction.  The applicable holding period will be set forth in the Offering Document for the applicable Offering, and each Participant will be required to agree to such holding period as a condition to participating in the Offering.

9.                                      COVENANTS OF THE COMPANY.

The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines in its sole discretion, that doing so would cause the Company to incur costs that are unreasonable.  If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

10.                               ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CHANGE IN CONTROL.

(a)                                 In the event of a Change in Capitalization, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and number of securities subject to, and the purchase price applicable to, outstanding Offerings and Purchase Rights, and (iii) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering.  In addition, if any change in the capital structure or business of the Company that is not a Change in Capitalization occurs, then the Committee, in its sole discretion, may make adjustments to the Plan in such manner as it deems appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan.  The Committee will make these adjustments in its discretion, and its determination will be final, binding and conclusive.

(b)                                 Notwithstanding the foregoing, except as provided by the Committee, in the event of a Change in Control, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Change in Control) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock within ten business days prior to the Change in Control under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

11.                               AMENDMENT; TERMINATION OR SUSPENSION OF THE PLAN.

(a)                                 The Board or the Committee may amend the Plan at any time in any respect the Board or the Committee, as applicable, deems necessary or advisable. However, except as provided in Section 10(a) relating to Changes in Capitalization, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable laws, regulations or listing requirements, including, without limitation, any amendment that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Purchase Rights, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be purchased under the Plan, or (iv) expands the types of awards available for issuance under the Plan, but in each of (i) through (iv) above only to the extent stockholder approval is required by applicable laws, regulations or listing requirements.  In addition, no amendment may make any change to any outstanding Purchase Right which materially adversely affects such Purchase Right without the consent of the person to whom such Purchase Right was granted, except (x) as provided in Section 10(a) relating to Changes in Capitalization, (y) to the extent necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date, or (z) as necessary to obtain or maintain any special tax, listing, or regulatory treatment.

(b)                                 The Board or the Committee may suspend or terminate the Plan at any time.  No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.  In addition, the Board or the Committee may terminate an Offering if the Board or the Committee determines that the termination of the Offering is in the best interests of the Company and its stockholders.

12.                               EFFECTIVE DATE OF PLAN.

The Plan will become effective immediately prior to and contingent upon the IPO Date.  No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 11(a) above, materially amended) by the Board.

13.                               MISCELLANEOUS PROVISIONS.

(a)                                 Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b)                                 To the extent required by applicable law, rules or regulations, a Participant will be required to make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan or any Offering.

(c)                                  A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(d)                                 Neither the Plan nor any Offering hereunder will give any Participant or other Employee any right with respect to continuance of employment by the Company or any Related

Corporation, nor will they be a limitation in any way on the right of the Company or any Related Corporation by which an Employee is employed or retained to terminate his or her employment at any time.

(e)                                  The Plan and actions taken in connection herewith will be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

(f)                                   If any provision of the Plan will be held invalid or unenforceable, such invalidity or unenforceability will not affect any other provisions hereof, and the Plan will be construed and enforced as if such provisions had not been included.

(g)                                  All disputes and claims of any nature that a Participant (or such Participant’s transferee or estate) may have against the Company arising out of or in any way related to the Plan must be submitted solely and exclusively to binding arbitration in accordance with the then-current employment arbitration rules and procedures of the American Arbitration Association (AAA) to be held in New York, New York.  All information regarding the dispute or claim and arbitration proceedings, including any settlement, shall not be disclosed by the Participant or any arbitrator to any third party without the written consent of the Company, except with respect to judicial enforcement of any arbitration award.  Any arbitration claim must be brought solely in the Participant’s (or such Participant’s transferee’s or estate’s) individual capacity and not as a claimant or class member (or similar capacity) in any purported multiple-claimant, class, collective, representative or similar proceeding, and the arbitrator may not permit joinder of any multiple claimants and their claims without the express written consent of the Company.  Any arbitrator selected to adjudicate the claim must be knowledgeable in the industry standards and practices, and each Participant will be deemed to agree that any claims pursuant to the Plan is inherently a matter involving interstate commerce and thus, notwithstanding the choice of law provision included herein, the Federal Arbitration Act shall govern the interpretation and enforcement of this arbitration provision.  The arbitrator shall not be permitted to award any punitive or similar damages, but may award attorney’s fees and expenses to the prevailing party in any arbitration.  Any decision by the arbitrator shall be binding on all parties to the arbitration.

(h)                                 The headings and captions herein are provided for reference and convenience only, will not be considered part of the Plan, and will not be employed in the construction of the Plan.

14.                               DEFINITIONS.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)                                 “Board” means the Board of Directors of the Company.

(b)                                 “Change in Capitalization” means any change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, extraordinary cash dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to the foregoing.

(c)                                  “Change in Control” will have the meaning ascribed thereto in the Company’s 2018 Stock Incentive Plan, as amended or amended and restated from time to time.

(d)                                 “Code” means the Internal Revenue Code of 1986, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Code will also be a reference to any successor provision.

(e)                                  “Committee” means the Compensation Committee of the Board or such other committee or subcommittee of the Board appointed from time to time by the Board.  To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee will be exercised by the Board.

(f)                                   “Common Stock” means the Class A common stock, $0.01 par value per share, of the Company.

(g)                                  “Company” means Victory Capital Holdings, Inc., a Delaware corporation, and its successors by operation of law.

(h)                                 “Contributions” means the payroll deductions that a Participant contributes to fund the exercise of a Purchase Right.  If required by applicable law or regulation and if specifically provided for in the Offering, a Participant may make additional payments into his or her account, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

(i)                                     “Designated Company” means any Related Corporation selected by the Committee as participating in the Plan.

(j)                                    “Director” means a member of the Board.

(k)                                 “Effective Date” means [  ], 2018, which is the date on which the Plan was approved by the Board.

(l)                                     “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(m)                             “Employee” means any person, including an Officer or Director, who is treated as an employee in the records of the Company or a Related Corporation.  However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(n)                                 “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(o)                                 “Fair Market Value” will have the meaning ascribed thereto in the Company’s 2018 Stock Incentive Plan, as amended or amended and restated from time to time.

(p)                                 “IPO” means an initial underwritten public offering of the Company’s equity securities pursuant to an effective Form S-1 or Form F-1 registration statement filed under the Securities Act or similar law or regulation governing the offering and sale of securities in a jurisdiction other than the United States.

(q)                                 “IPO Date” means the effective date of the registration statement for the IPO.

(r)                                    “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods.  The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Committee for that Offering.

(s)                                   “Offering Date” means a date selected by the Committee for an Offering to commence.

(t)                                    “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and all rules, regulations and successor provisions promulgated thereunder.

(u)                                 “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(v)                                 “Plan” means this Victory Capital Holdings, Inc. 2018 Employee Stock Purchase Plan, as amended from time to time.

(w)                               “Purchase Date” means one or more dates during an Offering selected by the Committee on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

(x)                                 “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date.  An Offering may consist of one or more Purchase Periods.

(y)                                 “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(z)                                  “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(aa)                          “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act will also be a reference to any successor provision.

(bb)                          “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

ADOPTED BY THE BOARD OF DIRECTORS:  [•], 2018
APPROVED BY THE STOCKHOLDERS:  [•], 2018